Exhibit 10.1

Execution Version

INCREMENTAL JOINDER AGREEMENT NO. 2 AND

THIRD AMENDMENT TO CREDIT AGREEMENT

This INCREMENTAL JOINDER AGREEMENT NO. 2 AND THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of May 2, 2017 and effective as of the Effective Date (as hereinafter defined), is made and entered into by and among STATION CASINOS LLC, a Nevada limited liability company (the “Borrower”), the GUARANTORS party hereto, RED ROCK RESORTS, INC. (“RRR”), STATION HOLDCO LLC (“Holdco”, and together with the Borrower, the Guarantors party hereto and RRR, the “Station Parties”), each of the TERM A-3 FACILITY LENDERS (as hereinafter defined) party hereto, each of the INCREMENTAL TERM A-3 LENDERS (as hereinafter defined) party hereto and DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as administrative agent under the Credit Agreement referred to below (together with its successors and assigns in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of June 8, 2016 (as amended by that certain First Amendment to Credit Agreement, dated as of January 30, 2017, that certain Incremental Joinder Agreement, dated as of January 30, 2017, and that certain Second Amendment to Credit Agreement, dated as of April 5, 2017, and as it may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms defined in the Credit Agreement and not otherwise defined herein being used herein as therein defined), among the Borrower, the Guarantors, the banks, financial institutions and other entities from time to time party thereto as lenders (including the L/C Lenders and the Swingline Lender) (collectively, the “Lenders”) party thereto from time to time, Administrative Agent, Deutsche Bank AG Cayman Islands Branch, as collateral agent, and the other parties thereto;

WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Borrower has requested that the Credit Agreement be amended as provided herein to, among other things, provide for Credit Agreement Refinancing Indebtedness in the form of a new tranche of term loans thereunder (which will be designated as the Term A-3 Facility Loans (as defined below)), which Term A-3 Facility Loans shall refinance (the “Refinancing”) existing Term A Facility Loans in an aggregate principal amount equal to the aggregate principal amount of the Term A-3 Facility Loans made under this Third Amendment and which Term A-3 Facility Loans, except as modified hereby, shall have the same terms as the existing Term A Facility Loans under the Credit Agreement;

WHEREAS, the Borrower has appointed Deutsche Bank Securities Inc. to act as lead arranger and bookrunner for the Term A-3 Facility Loans under this Third Amendment (in such capacity, the “Third Amendment Refinancing Arranger”);

WHEREAS, each Person that executes and delivers a counterpart of this Third Amendment as a Term A-3 Facility Lender (as defined below) will make Term A-3 Facility Loans to the Borrower in the amount set forth on the signature page hereto executed by such Person on the effective date of this Third Amendment, the proceeds of which will be used by the Borrower to prepay all of the outstanding Term A Facility Loans (other than Term A Facility Loans held by the Declining Lender (as defined below)); and

WHEREAS, pursuant to Section 2.12 of the Credit Agreement, the Borrower has requested that those certain financial institutions party hereto and listed on Schedule A hereto (the “Incremental Term A-3 Lenders”) provide $50,000,000.00 in Incremental Term Loan Commitments having the same terms as Term A-3 Facility Loans (the “Incremental Term A-3 Loan Commitments”).

WHEREAS, each Term A-3 Facility Lender and Incremental Term A-3 Lender party hereto and the Administrative Agent is willing, on the terms and subject to the conditions set forth below, enter into this Third Amendment and to consent to the amendments of and waivers under the Credit Agreement described herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Certain Definitions. As used in this Third Amendment:

“Credit Agreement” is defined in the recitals hereto.

“Effective Date” is defined in the first sentence of Article VI.

“Incremental Term A-3 Lenders” is defined in the recitals hereto.

“Incremental Term A-3 Loan Commitments” is defined in the recitals hereto.

“Incremental Term A-3 Loans” is defined in Section 4.3 hereof.

“Mortgage Amendments” is defined in Section 7.1(a) hereof.

“Refinancing” is defined in the recitals hereto.

“Term A-3 Facility Commitment” is defined in Section 2.1.1 hereof.

“Term A-3 Facility Lenders” is defined in Section 2.1.1 hereof.

“Term A-3 Facility Loans” is defined in Section 2.1.1 hereof.

“Third Amendment” is defined in the preamble hereto.

“Third Amendment Refinancing Arranger” is defined in the recitals hereto.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

SECTION 2.1 Amendments to Credit Agreement. Subject to the conditions and upon the terms set forth in this Third Amendment and in reliance on the representations and warranties of the Station Parties set forth in this Third Amendment, the Borrower, the other Station Parties, the Term A-3 Facility Lenders party hereto, and the Administrative Agent agree that on the Effective Date, the Credit Agreement shall be amended as follows:

SECTION 2.1.1 The definition of “Permitted Acquisition” is hereby amended by replacing the first parenthetical in clause (a) with the following:

“(regardless of whether the Revolving Facility, the Term A Facility or the Term A-3 Facility are then in effect)”

SECTION 2.1.2 Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order therein:

“Term A-3 Facility” shall mean the credit facility comprising the Term A-3 Facility Commitments, any Incremental Term Loan Commitments having the same terms as the Term A-3 Facility Loans and the Term A-3 Facility Loans.

“Term A-3 Facility Commitment” shall mean with respect to a Term A-3 Facility Lender, the commitment of such Term A-3 Facility Lender to make Term A-3 Facility Loans to the Borrower on the Third Amendment Effective Date. The initial amount of each Term A-3 Facility Lender’s Term A-3 Facility Commitment is the amount set forth on such Term A-3 Facility Lender’s signature page to the Third Amendment, as applicable.

“Term A-3 Facility Lenders” shall mean (a) on the Third Amendment Effective Date, the Lenders having commitments to make Term A-3 Facility Loans under the Third Amendment as reflected on the signature pages to the Third Amendment and (b) after the Third Amendment Effective Date, each Lender that holds a Term A-3 Facility Loan, after giving effect to any assignments thereof permitted by Section 13.05(b).

“Term A-3 Facility Loans” shall mean the term loans made by the Term A-3 Facility Lenders to the Borrower pursuant to Section 2.01(f) hereof or pursuant to any Incremental Term Loan Commitments having the same terms as the Term A-3 Facility Loans.

“Third Amendment” shall mean that certain Incremental Joinder Agreement No. 2 and Third Amendment to Credit Agreement, dated as of May 2, 2017, by and among the Borrower, the Guarantors party thereto, Holdco, RRR, the Term A-3 Facility Lenders party thereto, the Incremental Term A-3 Lenders (as defined therein) party thereto and the Administrative Agent.

“Third Amendment Effective Date” has the meaning given to the term “Effective Date” in the Third Amendment.

“Third Amendment Refinancing Arranger” shall mean Deutsche Bank Securities Inc., as lead arranger and bookrunner in connection with the Third Amendment.

SECTION 2.1.3 Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:

“Required Pro Rata Lenders” shall mean, as of any date of determination: (a) prior to the Closing Date, Lenders holding more than 50% of the aggregate amount of the Revolving Commitments and the Term A Facility Commitments and (b) thereafter, Non-Defaulting Lenders holding more than 50% of the aggregate sum (without duplication) of the (a) (i) the aggregate Unutilized R/C Commitments of all Non-Defaulting Lenders, (ii) the aggregate outstanding Revolving Loans of all Non-Defaulting Lenders, (iii) the Swingline Exposure of all Non-Defaulting Lenders, (iv) the L/C Liabilities of all Non-Defaulting Lenders and (v) aggregate outstanding Term A Facility Loans and Term A-3 Facility Loans held by Non-Defaulting Lenders.

“Required Tranche Lenders” shall mean: (a) with respect to Lenders having Revolving Commitments or Revolving Loans of any particular Tranche, Non-Defaulting Lenders having more than 50% of the aggregate sum of the Unutilized R/C Commitments, Revolving Loans, Swingline Exposure and L/C Liabilities, in each case, of Non-Defaulting Lenders in respect of such Tranche and then outstanding; (b) with respect to Lenders having Term A Facility Loans, Term A Facility Commitments or Incremental Term A Loan Commitments, Non-Defaulting Lenders having more than 50% of the aggregate sum of the Term A Facility Loans, unutilized Term A Facility Commitments and unutilized Incremental Term A Loan Commitments of the Non-Defaulting Lenders then outstanding; (c) with respect to Lenders having Term A-3 Facility Loans or Term A-3 Facility Commitments, Non-Defaulting Lenders having more than 50% of the aggregate sum of the Term A-3 Facility Loans and unutilized Term A-3 Facility Commitments of the Non-Defaulting Lenders then outstanding; (d) with respect to Lenders having Term B Facility Loans, Term B Facility Commitments or Incremental Term B Loan Commitments, Non-Defaulting Lenders having more than 50% of the aggregate sum of the Term B Facility Loans, unutilized Term B Facility Commitments and unutilized Incremental Term B Loan Commitments of Non-Defaulting Lenders then outstanding; (e) for each New Term Loan Facility, if applicable, with respect to Lenders having New Term Loans or New Term Loan Commitments, in each case, in respect of such New Term Loan Facility, Non-Defaulting Lenders having more than 50% of the aggregate sum of such New Term Loans and unutilized New Term Loan Commitments of Non-Defaulting Lenders then outstanding; (f) for each Extension Tranche, if applicable, with respect to Lenders having Extended Revolving Loans or Extended Revolving Commitments or Extended Term Loans or commitments in respect of Extended Term Loans, in each case, in respect of such Extension Tranche, Non-Defaulting Lenders having more than 50% of the aggregate sum of such Extended Revolving Loans and Extended Revolving Commitments or Extended Term Loans and commitments in respect thereof, as applicable, then outstanding; and (g) for each Tranche of Other Term Loans, Non-Defaulting Lenders having more than 50% of the aggregate sum of such Other Term Loans and unutilized Other Term Loan Commitments of Non-Defaulting Lenders then outstanding.

“Term Facilities” shall mean, collectively, the credit facilities comprising the Term A Facility, the Term A-3 Facility, the Term B Facility, any New Term Loan Facilities, the credit facilities comprising the Extended Term Loans, if any, and the credit facilities comprising Other Term Loans, if any.

“Term Loans” shall mean, collectively, the Term A Facility Loans, the Term A-3 Facility Loans, the Term B Facility Loans, any Extended Term Loans, any Other Term Loans and any New Term Loans.

“Term Loan Commitments” shall mean, collectively, (a) the Term A Facility Commitments, (b) the Term A-3 Facility Commitments, (c) the Term B Facility Commitments, (d) any Incremental Term Loan Commitments and (e) any Other Term Loan Commitments.

“Tranche” shall mean (i) when used with respect to the Lenders, each of the following classes of Lenders: (a) Lenders having Revolving Loans incurred pursuant to the Closing Date Revolving Commitment or any Incremental Revolving Commitments or Closing Date Revolving Commitments and any Incremental Revolving Commitments, (b) Lenders having such other Tranche of Revolving Loans or Revolving Commitments created pursuant to an Extension Amendment or Refinancing Amendment, (c) Lenders having Term A Facility Loans or Term A Facility Commitments and Incremental Term A Loan Commitments, (d) Lenders having Term A-3 Facility Loans or Term A-3 Facility Commitments, (e) Lenders having Term B Facility Loans or Term B Facility Commitments and Incremental Term B Loan Commitments and (f) Lenders having such other Tranche of Term Loans or Term Loan Commitments created pursuant to an Extension Amendment, Incremental Joinder Agreement or Refinancing Amendment, and (ii) when used with respect to Loans or Commitments, each of the following classes of Loans or Commitments: (a) Revolving Loans incurred pursuant to the Closing Date Revolving Commitment or any Incremental Revolving Commitments or Closing Date Revolving Commitments and any Incremental Revolving Commitments, (b) such other Tranche of Revolving Loans or Revolving Commitments created pursuant to an Extension Amendment or Refinancing Amendment, (c) Term A Facility Loans or Term A Facility Commitments and Incremental Term A Loan Commitments, (d) Term A-3 Facility Loans or Term A-3 Facility Commitments, (e) Term B Facility Loans or Term B Facility Commitments and Incremental Term B Loan Commitments and (f) such other Tranche of Term Loans or Term Loan Commitments created pursuant to an Extension Amendment, Incremental Joinder Agreement or Refinancing Amendment. Additionally, the Administrative Agent shall be permitted to establish separate sub-tranches of Loans and Commitments for administrative purposes for the sole purpose of determining the amount of interest and/or fees due on Loans or Commitments held by particular Lenders (including the sub-tranches of the Term A Facility Loans established pursuant to the Second Amendment); provided that any such separate sub-tranches shall constitute part of the same Tranche from which it was derived for all other purposes under the Loan Documents, including the pro rata payment of interest, principal and other amounts.

SECTION 2.1.4 Section 1.03 of the Credit Agreement is hereby amended by inserting the following immediately after “a Term A Facility Loan,”:

“a Term A-3 Facility Loan,”

SECTION 2.1.5 Section 2.01 of the Credit Agreement is hereby amended by inserting the following new clause (f) at the end thereof:

(f) Term A-3 Facility Loans.

(i) Subject to the terms and conditions set forth in the Third Amendment, each Term A-3 Facility Lender severally agrees to make a term loan in Dollars to the Borrower on the Third Amendment Effective Date in the principal amount equal to its Term A-3 Facility Commitment on the Third Amendment Effective Date and consents to each amendment, waiver and acknowledgement effected by the Third Amendment. The Borrower shall prepay in full all existing Term A Facility Loans (excluding, however, any Term A Facility Loans held on the Third Amendment Effective Date by Bank of America, N.A., it being understood that Bank of America, N.A. has waived its right to such prepayment (in such capacity, the “Declining Lender”)) in an aggregate amount equal to the aggregate gross proceeds of the Term A-3 Facility Loans, concurrently with the receipt thereof in accordance with Section 2.09 and Section 4.02 of the Credit Agreement. All Term A-3 Facility Loans will have the Types and Interest Periods specified in the Notice of Borrowing delivered in connection with the Third Amendment. All accrued and unpaid interest on the existing Term A Facility Loans that are prepaid pursuant to this Section 2.01(f) to, but not including, the Third Amendment Effective Date shall be payable on the Third Amendment Effective Date and the Borrower will make any payments required under Section 5.05 with respect to such existing Term A Facility Loans in accordance therewith.

(ii) The Term A-3 Facility Loans shall have the same terms as the Term A Facility Loans as set forth in this Agreement and the Credit Documents before giving effect to the Third Amendment, except as modified by the Third Amendment; it being understood that the Term A-3 Facility Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations,” “Guaranteed Obligations” and “Secured Obligations” under this Agreement and the other Credit Documents. The aggregate outstanding principal amount of the Term A-3 Facility Loans for all purposes of this Agreement and the other Credit Documents shall be the stated principal amount thereof outstanding from time to time. The Term A-3 Facility Loans may from time to time be LIBOR Loans or ABR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Section 3.3 of the Third Amendment and Section 2.09 of this Agreement.

SECTION 2.1.6 Section 2.04(a) of the Credit Agreement is hereby amended by inserting the following new clause (v) at the end thereof:

(v) In addition to any other mandatory commitment reductions pursuant to this Section 2.04, the aggregate amount of the Term A-3 Facility Commitments outstanding on the Third Amendment Effective Date shall be automatically and permanently reduced to zero at 5:00 p.m., New York time, on the Third Amendment Effective Date (after giving effect to the making of the Term A-3 Facility Loans on such date).

SECTION 2.1.7 Section 4.02 of the Credit Agreement is hereby amended by deleting “and” immediately before clause (d) thereof and inserting the following new clause (e) at the end thereof:

and (e) except as otherwise provided in Section 2.09(b)(ii) (with respect to rejecting Lenders), Section 2.10(b) (with respect to declining Lenders), Section 2.13 (with respect to accepting and declining Lenders), Section 2.14, Section 13.04(b) or Section 13.05(d), Borrower hereby agrees that each borrowing of, each payment or prepayment in respect of principal or interest of, each conversion of one Type of Loans to another Type of Loans, and the selection of Interest Periods in respect of, the Term A Facility Loans and the Term A-3 Facility Loans shall, in each case, be allocated pro rata between the Term A Facility Loans and the Term A-3 Facility Loans according to the aggregate outstanding principal amount of Term A Facility Loans and Term A-3 Facility Loans.

SECTION 2.1.8 Section 2.12(b)(viii) of the Credit Agreement is hereby amended by inserting the following after “not any Term A Facility Loans” in each usage thereof in such Section:

“or any Term A-3 Facility Loans”

SECTION 2.1.9 Section 3.01 of the Credit Agreement is hereby amended by inserting the following new clause (e) at the end thereof:

(e) Borrower hereby promises to pay to Administrative Agent for the account of the Lenders with Term A-3 Facility Loans (including, for the avoidance of doubt, the Incremental Term A-3 Loans (as defined in the Third Amendment)) made on the Third Amendment Effective

Date in repayment of the principal of such Term A-3 Facility Loans, on each date set forth on Annex D, that principal amount of such Term A-3 Facility Loans, to the extent then outstanding, as is set forth opposite such date (subject to adjustment for any prepayments made under Section 2.09 or Section 2.10 or Section 2.11(b) or Section 13.04(b)(B) or as provided in Section 2.12, in Section 2.13 or in Section 2.15), and the remaining principal amount of such Term A-3 Facility Loans on the Term A Facility Maturity Date.

SECTION 2.1.10 Section 9.12(a)(iii) of the Credit Agreement is hereby amended by inserting the following immediately following “Revolving Facility or the Term A Facility”:

“or the Term A-3 Facility”

SECTION 2.1.11 Section 9.12(b)(ii) of the Credit Agreement is hereby amended by inserting the following immediately following “Revolving Facility or the Term A Facility”:

“or the Term A-3 Facility”

SECTION 2.1.12 Section 10.01(n) of the Credit Agreement is hereby amended by inserting the following immediately following “Revolving Facility or the Term A Facility”:

“or the Term A-3 Facility”

SECTION 2.1.13 Section 10.08 of the Credit Agreement is hereby amended by inserting the following immediately following “Revolving Facility and the Term A Facility”:

“and the Term A-3 Facility”

SECTION 2.1.14 Section 11.01(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) default shall be made in the due observance or performance by Borrower or any Restricted Subsidiary of any covenant, condition or agreement contained in Section 9.01(a) (with respect to Borrower and each Subsidiary that owns a Core Property only), 9.04(d) or 9.06 or in Article X (subject to, in the case of the financial covenant in Section 10.08, the cure rights contained in Section 11.03); provided any default under Section 10.08 (a “Financial Covenant Event of Default”) shall not constitute an Event of Default with respect to any Loans or Commitments hereunder, other than the Revolving Loans, the Term A Facility Loans, the Term A-3 Facility Loans, any Revolving Commitments, Term A-3 Facility Commitments and/or Term A Facility Commitments, until the date on which the Revolving Loans, Term A-3 Facility Loans and/or Term A Facility Loans have been accelerated, and the Revolving Commitments, Term A-3 Facility Commitments and/or the Term A Facility Commitments have been terminated, in each case, by the Required Pro Rata Lenders pursuant to this Section 11.01;

SECTION 2.1.15 Section 11.01 of the Credit Agreement is hereby amended by amending and restating the last two paragraphs thereof in their entirety as follows:

then, and in every such event (other than (i) an event described in Section 11.01(g) or 11.01(h) with respect to Borrower and (ii) a Financial Covenant Event of Default unless the Revolving Loans, the Term A-3 Facility Loans and/or Term A Facility Loans have been accelerated, and the Revolving Commitments, the Term A-3 Facility Commitments and/or the Term A Facility Commitments have been terminated, in each case, by the Required Pro Rata Lenders pursuant to the final paragraph of this Section 11.01), and at any time thereafter during the continuance of such event, Administrative Agent, at the request of the Required Lenders, shall, by notice to Borrower, take any or all of the following actions, at the same or different times: (i) terminate forthwith the Commitments, (ii) declare the Loans and Reimbursement Obligations then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans and Reimbursement Obligations so declared to be due and payable, together with accrued interest thereon and any unpaid accrued fees and all other liabilities and Obligations of Borrower accrued hereunder and under any other Credit Document (other than Swap Contracts and Cash Management Agreements), shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Borrower, anything contained herein or in any other Credit Document (other than Swap Contracts and Cash Management Agreements) to the contrary notwithstanding; (iii) exercise any other right or remedy provided under the Credit Documents or at law or in equity and (iv) direct Borrower to pay (and Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 11.01(g) or 11.01(h) with respect to Borrower, to pay) to Collateral Agent at the Principal Office such additional amounts of cash, to be held as security by Collateral Agent for L/C Liabilities then outstanding, equal to the aggregate L/C Liabilities then outstanding; and in any event described in Section 11.01(g) or 11.01(h) above with respect to Borrower, the Commitments shall automatically terminate and the principal of the Loans and Reimbursement Obligations then outstanding, together with accrued interest thereon and any unpaid accrued fees and all other liabilities and Obligations of Borrower accrued hereunder and under any other Credit Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Borrower, anything contained herein or in any other Credit Document to the contrary notwithstanding. The applicability of this Section 11.01 to RRR is subject to the operation of Section 13.20.

Notwithstanding the foregoing, during any period during which a Financial Covenant Event of Default has occurred and is continuing, Administrative Agent may with the consent of, and shall at the request of, the Required Pro Rata Lenders take any of the foregoing actions described in the immediately preceding paragraph solely as they relate to the Revolving Lenders, Term A-3 Facility Loans or Term A Facility Lenders (versus the Lenders), the Revolving Commitments, Term A-3 Facility Commitments and/or Term A Facility Commitments (versus the Commitments), the Revolving Loans, the Swingline Loans, the Term A-3 Facility Loans and/or the Term A Facility Loans (versus the Loans), and the Letters of Credit.

SECTION 2.1.16 Section 13.04(a)(iv) of the Credit Agreement is hereby amended by inserting the following immediately after “and each Term A Facility Lender”:

“and each Term A-3 Facility Lender”

SECTION 2.1.17 Annex B of the Credit Agreement is amended and restated in its entirety as follows:

Applicable Fee Percentage and

Applicable Margin for Revolving Loans, Swingline Loans,

Term A Facility Loans and Term A-3 Facility Loans

With respect to (i) Revolving Loans, (ii) Swingline Loans, (iii) Term A Facility Loans and (iv) Term A-3 Facility Loans:

Pricing Level	Consolidated Total Leverage Ratio	Applicable Margin
		Revolving Loans and Swingline Loans		Term A-2 Facility Loans and Term A-3 Facility Loans
		LIBOR	ABR	LIBOR	ABR
Level I	Greater than 3.50 to 1.00	2.00%	1.00%	2.00%	1.00%
Level II	Less than or equal to 3.50 to 1.00	1.75%	0.75%	1.75%	0.75%

For purposes of this Annex B, the Consolidated Total Leverage Ratio shall be calculated by deducting the amount of Unrestricted Cash from clause (a) of the definition thereof.

SECTION 2.1.18 The Credit Agreement is hereby amended by inserting the following as Annex D:

AMORTIZATION PAYMENTS

TERM A-3 FACILITY LOANS

DATE[1]	PRINCIPAL AMOUNT
June 30, 2017	$3,082,755.77
September 30, 2017	$3,082,755.77
December 31, 2017	$3,082,755.77
March 31, 2018	$3,082,755.77
June 30, 2018	$3,082,755.77
September 30, 2018	$3,082,755.77
December 31, 2018	$3,082,755.77
March 31, 2019	$3,082,755.77
June 30, 2019	$3,082,755.77
September 30, 2019	$3,082,755.77
December 31, 2019	$3,082,755.77
March 31, 2020	$3,082,755.77
June 30, 2020	$3,082,755.77
September 30, 2020	$3,082,755.77
December 31, 2020	$3,082,755.77
March 31, 2021	$3,082,755.77
The date that is the fifth anniversary of the Closing Date	Entire remaining outstanding principal amount of the Term A-3 Facility Loans

[1]

If such date is not a Business Day, then the date shall be the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such date shall be the immediately preceding Business Day.

SECTION 2.2 Acknowledgement. The Term A-3 Facility Loans are being made pursuant to Section 2.15 of the Credit Agreement and shall constitute “Credit Agreement Refinancing Indebtedness” and this Third Amendment shall constitute a “Refinancing Amendment”. The Incremental Term A-3 Loans are being made pursuant to Section 2.12 of the Credit Agreement and shall constitute “Incremental Term Loans” and this Third Amendment shall constitute an “Incremental Joinder Agreement”. On and after the Third Amendment Effective Date, unless the context shall otherwise require, each reference in the Credit Agreement or any other Credit Document to (a) “Term Loan Commitments” and “Other Term Loan Commitments” shall include the Term A-3 Facility Commitments contemplated by this Third Amendment, (b) “Term Loan Commitments” and “Incremental Term Loan Commitments” shall include the Incremental Term A-3 Loan Commitments contemplated by this Third Amendment, (c) “Term Loans”, “Other Term Loans” and “Credit Agreement Refinancing Indebtedness” shall include the Term A-3 Facility Loans contemplated by this Third Amendment, (d) “Term Loans” and “Incremental Term Loans” shall include the Incremental Term A-3 Loans contemplated by this Third Amendment, (e) “Lenders” shall include the Term A-3 Facility Lenders and the Incremental Term A-3 Lenders and (f) “Credit Documents” shall include this Third Amendment, in each case, for all purposes of the Credit Agreement, including Section 2.15(c) thereof.

ARTICLE III

AGREEMENT TO MAKE TERM A-3 FACILITY LOANS

SECTION 3.1 Agreement to Make Term A-3 Facility Loans. Subject to the conditions set forth in Article VI hereof, each Term A-3 Facility Lender severally agrees to make, on the Effective Date, a Term A-3 Facility Loan to the Borrower as further set forth in Section 2.01(f) of the Credit Agreement (as amended hereby).

SECTION 3.2 Other Provisions Regarding Term A-3 Facility Loans. On the Effective Date, the Borrower shall apply the proceeds of the Term A-3 Facility Loans to prepay in full all existing Term A Facility Loans (excluding, however, any Term A Facility Loans held on the Third Amendment Effective Date by the Declining Lender, it being understood that the Declining Lender, has waived its right to such prepayment). The repayment of Term A Facility Loans with the proceeds of the Term A-3 Facility Loans contemplated hereby collectively constitute an optional prepayment of such existing Term A Facility Loans by the Borrower pursuant to Section 2.09 of the Credit Agreement (other than for purposes of Section 2.10(a)(iv) of the Credit Agreement) and shall be subject to the provisions of Section 2.09 and Section 4.02 of the Credit Agreement and (ii) the Borrower shall not be required to deliver the written notice described in Section 2.09(a) of the Credit Agreement (it being understood that this Third Amendment shall be deemed to constitute such notice and that the Administrative Agent shall be deemed to have received such notice before 1:00 p.m., New York time on the third Business Day prior to the Effective Date). Each of the parties hereto acknowledges and agrees that the terms of this Third Amendment do not constitute a novation but, rather, an amendment of the terms of certain pre-existing Indebtedness and the Credit Agreement, as amended hereby.

SECTION 3.3 Procedures to Make Term A-3 Facility Loans. The Borrower shall give the Administrative Agent irrevocable written notice substantially in the form of a Notice of Borrowing (which Notice of Borrowing shall comply with the requirements of Section 4.05 of the Credit Agreement) requesting that the Term A-3 Facility Lenders make the Term A-3 Facility Loans on the Effective Date and specifying the amount to be converted and/or borrowed, as applicable, and the requested Interest

Period, if applicable. Upon receipt of such Notice of Borrowing, the Administrative Agent shall promptly notify each Term A-3 Facility Lender thereof. Not later than 12:00 p.m., New York time, on the Effective Date each Term A-3 Facility Lender shall make available to the Administrative Agent at the Principal Office an amount in immediately available funds equal to the Term A-3 Facility Loan to be made by such Term A-3 Facility Lender. The Administrative Agent shall credit the account designated in writing by the Borrower to the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Term A-3 Facility Lenders in immediately available funds.

SECTION 3.4 Agreements of Term A-3 Facility Lenders. Each Term A-3 Facility Lender (a) represents and warrants that it is legally authorized to enter into this Third Amendment; (b) confirms that it has received a copy of the Credit Agreement, this Third Amendment and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Third Amendment; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes each applicable Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to each such Agent, as applicable, by the terms thereof, together with such powers as are incidental thereto; (e) hereby affirms the acknowledgements and representations of such Term A-3 Facility Lender as a Lender contained in Section 12.07 of the Credit Agreement; and (f) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with the terms of the Credit Agreement all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, including its obligations pursuant to Section 13.05 of the Credit Agreement. Each Term A-3 Facility Lender acknowledges and agrees that upon its execution of this Third Amendment that such Term A-3 Facility Lender shall on and as of the Effective Date become a “Term A-3 Facility Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, shall be subject to and bound by the terms thereof, shall perform all the obligations of and shall have all rights of a Lender thereunder, and shall make available, or permit to be converted, such amount to fund its ratable share of outstanding Term A-3 Facility Loans on the Effective Date as the Third Amendment Refinancing Arranger may instruct. Each Term A-3 Facility Lender has delivered herewith to the Borrower and the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Term A-3 Facility Lender may be required to deliver to the Borrower and the Administrative Agent pursuant to Section 5.06 of the Credit Agreement.

SECTION 3.5 Excess Cash Flow. Each Term A-3 Facility Lender party hereto, on behalf of itself and its successors and assigns, hereby agrees and elects to decline all prepayments of the Term A-3 Facility Loans to be made pursuant to Section 2.10(a)(iv) of the Credit Agreement from the date of this Third Amendment through and including the third anniversary of the date of this Third Amendment.

ARTICLE IV

AGREEMENT TO PROVIDE INCREMENTAL TERM A-3 LOAN COMMITMENTS

SECTION 4.1 Agreement to Make Incremental Term A-3 Loans. Each Incremental Term A-3 Lender hereby agrees, severally and not jointly, to provide its respective Incremental Term A-3 Loan Commitment as set forth on Schedule A annexed hereto on the terms set forth in this Third Amendment, and its Incremental Term A-3 Loan Commitment shall be binding as of the Effective Date (as defined below). Each Incremental Term A-3 Lender hereby agrees, severally and not jointly, to make an Incremental Term Loan to the Borrower having the same terms as the Term A-3 Facility Loans on the Effective Date in the amount of its Incremental Term A-3 Loan Commitment.

SECTION 4.2 New Loans and Commitments. The Incremental Term A-3 Loan Commitment of each Incremental Term A-3 Lender is in addition to such Incremental Term A-3 Lender’s existing Loans and Commitments under the Credit Agreement, if any, which shall continue and, immediately after giving effect to the amendments contemplated hereby, will be subject in all respects to the terms of the Credit Agreement (and, in each case, the other Credit Documents).

SECTION 4.3 Applicable Margin. The Applicable Margin for any Loans made pursuant to the Incremental Term A-3 Loan Commitments (any such loans, the “Incremental Term A-3 Loans”) shall be the same as the Applicable Margin with respect to the Term A-3 Facility Loans after giving effect to this Third Amendment.

SECTION 4.4 Maturity Date. The maturity date for any Loans made pursuant to the Incremental Term A-3 Loan Commitments shall be the Term A Facility Maturity Date.

SECTION 4.5 Principal Payments. Borrower hereby promises to pay Administrative Agent for the account of the Incremental Term A-3 Lenders with Incremental Term A-3 Loans in repayment of the principal of such Incremental Term A-3 Loans in accordance with Section 3.01(d) and Annex D of the Credit Agreement (in each case, as amended hereby). The amortization payments in Annex D of the Credit Agreement (as amended hereby) include amounts due in respect of all Term A-3 Facility Loans outstanding on the Third Amendment Effective Date after giving effect to the transactions contemplated herein (including, for the avoidance of doubt, the Incremental Term A-3 Loans).

SECTION 4.6 Incremental Term A-3 Loan Commitments.

(a) This Third Amendment represents Borrower’s request for the Incremental Term A-3 Loan Commitments to be provided on the terms set forth herein on the Effective Date and for the Incremental Term A-3 Loans to be made thereunder to be funded on the Effective Date. It is the understanding, agreement and intention of the parties that all Incremental Term A-3 Loans shall be part of the same Tranche of Loans as the Term A-3 Facility Loans made on the Third Amendment Effective Date and shall constitute Loans and Term A-3 Facility Loans under the Credit Documents. Any Incremental Term A-3 Loans shall be subject to the provisions of the Credit Agreement and the other Credit Documents and shall be on terms and conditions identical to the Term A-3 Facility Loans made in connection with this Third Amendment, except as set forth in this Third Amendment.

(b) The Incremental Term A-3 Loan Commitments may be drawn in no more than a single drawing on the Effective Date. Upon such Borrowing, the Incremental Term A-3 Loans so borrowed shall automatically become Loans and Term A Facility Loans outstanding under the Credit Agreement. The Incremental Term A-3 Loan Commitments shall terminate automatically at 5:00 p.m. New York time on the Effective Date (after giving effect to the funding of the Incremental Term A-3 Loans thereunder).

SECTION 4.7 Agreements of Incremental Term A-3 Lenders. Each Incremental Term A-3 Lender (a) represents and warrants that it is legally authorized to enter into this Third Amendment; (b) confirms that it has received a copy of the Credit Agreement, this Third Amendment and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Third Amendment; (c) agrees that it will, independently and without reliance upon the

Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes each applicable Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to each such Agent, as applicable, by the terms thereof, together with such powers as are incidental thereto; (e) hereby affirms the acknowledgements and representations of such Incremental Term A-3 Lender as a Lender contained in Section 12.07 of the Credit Agreement; and (f) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with the terms of the Credit Agreement all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, including its obligations pursuant to Section 13.05 of the Credit Agreement. Each Incremental Term A-3 Lender acknowledges and agrees that upon its execution of this Third Amendment that such Incremental Term A-3 Lender shall on and as of the Effective Date become a “Term A-3 Facility Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, shall be subject to and bound by the terms thereof, shall perform all the obligations of and shall have all rights of a Lender thereunder, and shall make available such amount to fund its ratable share of outstanding Incremental Term A-3 Loans on the Effective Date as the Third Amendment Refinancing Arranger may instruct. Each Incremental Term A-3 Lender has delivered herewith to the Borrower and the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Incremental Term Lender may be required to deliver to the Borrower and the Administrative Agent pursuant to Section 5.06 of the Credit Agreement.

SECTION 4.8 Excess Cash Flow. Each Incremental Term A-3 Lender party hereto, on behalf of itself and its successors and assigns, hereby agrees and elects to decline all prepayments of the Incremental Term A-3 Loans to be made pursuant to Section 2.10(a)(iv) of the Credit Agreement from the date of this Third Amendment through and including the third anniversary of the date of this Third Amendment.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

To induce the Term A-3 Facility Lenders to provide the Term A-3 Facility Commitments and the Incremental Term A-3 Lenders to provide the Incremental Term A-3 Loans hereunder, the Station Parties represent to the Administrative Agent, the Term A-3 Facility Lenders and the Incremental Term A-3 Lenders that, as of the Effective Date:

SECTION 5.1 Corporate Existence. Borrower and each other Station Party (a) is a corporation, partnership, limited liability company or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b)(i) has all requisite corporate or other power and authority, and (ii) has all governmental licenses, authorizations, consents and approvals necessary to own its Property and carry on its business as now being conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary; except, in the case of clauses (b)(ii) and (c) where the failure thereof individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.2 Action; Enforceability. Borrower and each other Station Party has all necessary corporate or other organizational power, authority and legal right to execute, deliver and perform its obligations under this Third Amendment and to consummate the transactions herein contemplated; the execution, delivery and performance by Borrower and each other Station Party of this Third Amendment and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate, partnership or other organizational action on its part; and this Third Amendment has been duly and validly executed and delivered by each Station Party and constitutes its legal, valid and binding obligation, enforceable against each Station Party in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors’ rights and remedies and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 5.3 No Breach; No Default.

(a) None of the execution, delivery and performance by any Station Party of this Third Amendment nor the consummation of the transactions herein contemplated do or will (i) conflict with or result in a breach of, or require any consent (which has not been obtained and is in full force and effect) under (x) any Organizational Document of any Station Party or (y) any applicable Requirement of Law (including, without limitation, any Gaming Law) or (z) any order, writ, injunction or decree of any Governmental Authority binding on any Station Party, or tortiously interfere with, result in a breach of, or require termination of, any term or provision of any Contractual Obligation of any Station Party or (ii) constitute (with due notice or lapse of time or both) a default under any such Contractual Obligation or (iii) result in or require the creation or imposition of any Lien (except for the Liens created pursuant to the Security Documents) upon any Property of any Station Party pursuant to the terms of any such Contractual Obligation, except with respect to (i)(y), (i)(z), (ii) or (iii) which would not reasonably be expected to result in a Material Adverse Effect; and

(b) No Default or Event of Default has occurred and is continuing.

SECTION 5.4 Credit Document Representations. Each of the representations and warranties made by the Borrower or any of the other Station Parties in or pursuant to the Credit Documents to which such entity is a party, as amended hereby, are true and correct in all material respects as of such date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects), as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects)).

ARTICLE VI

CONDITIONS TO THE EFFECTIVE DATE

This Third Amendment shall become effective on the date (the “Effective Date”) on which each of the following conditions is satisfied or waived:

SECTION 6.1 Execution of Counterparts. The Administrative Agent shall have received executed counterparts of this Third Amendment from each Station Party, each Term A-3 Facility Lender and each Incremental Term A-3 Lender.

SECTION 6.2 Corporate Documents. The Administrative Agent shall have received:

(a) certified true and complete copies of the Organizational Documents of each Station Party and of all corporate or other authority for each Station Party (including board of directors (or other applicable governing authority) resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery and performance of this Third Amendment and the extensions of credit hereunder, certified as of the Effective Date as complete and correct copies thereof by the secretary or an assistant secretary of each such Station Party (provided that, in lieu of attaching such Organizational Documents and/or evidence of incumbency, such certificate may certify that (x) since the Closing Date (or such later date on which the applicable Station Party became party to the Credit Documents), there have been no changes to the Organizational Documents of such Station Party and (y) no changes have been made to the incumbency certificate of the officers of such Station Party delivered on the Closing Date (or such later date referred to above));

(b) a certificate as to the good standing of each Station Party as of a recent date, from the Secretary of State (or other applicable Governmental Authority) of its jurisdiction of incorporation; and

(c) a customary closing certificate of a Responsible Officer of the Borrower certifying to the foregoing.

SECTION 6.3 Opinions of Counsel. The Administrative Agent shall have received a favorable written opinion of (i) Milbank, Tweed, Hadley & McCloy, special New York, Delaware and California counsel for the Station Parties and (ii) Brownstein Hyatt Farber Schreck, LLP, special Nevada counsel for the Station Parties, in each case (A) dated the Effective Date, (B) addressed to Administrative Agent and the Lenders and (C) in a form reasonably satisfactory to Administrative Agent.

SECTION 6.4 Costs and Expenses. All of the reasonable and documented out-of-pocket costs and expenses (including the reasonable fees, expenses and disbursements of Latham & Watkins LLP and one local counsel in each applicable jurisdiction reasonably deemed necessary by Agents) incurred by the Agents in connection with the negotiation, preparation, execution and delivery of this Third Amendment and the extension and syndication of the Term A-3 Facility Commitments and the Incremental Term A-3 Loan Commitments shall have been paid.

SECTION 6.5 No Default or Event of Default; Representations and Warranties True. Both immediately prior to and immediately after giving effect to this Third Amendment:

(a) no Event of Default shall have occurred and be continuing; and

(b) each of the representations and warranties made by the Station Parties in Article V hereof and in Article VI of the Credit Agreement and in each of the other Credit Documents to which it is a party shall be true and correct in all material respects on and as of the Effective Date (it being understood and agreed that any such representation or warranty which by its terms is made as of an earlier date shall be required to be true and correct in all material respects only as such earlier date, and that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the applicable date).

SECTION 6.6 Flood Insurance Requirements. Administrative Agent shall have received from Borrower (i) a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each Mortgaged Real Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by Borrower and the applicable Station Party relating thereto) and (ii) if any portion of any Mortgaged Real Property is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968, the applicable Station Party shall have, with a financially sound and reputable insurer (determined at the time such insurance was obtained), flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to such Flood Insurance Laws and deliver evidence of such compliance in form and substance reasonably acceptable to Administrative Agent.

SECTION 6.7 Notice of Borrowing. Administrative Agent shall have received a Notice of Borrowing, duly completed and complying with Section 3.3 of this Third Amendment and Section 4.05 of the Credit Agreement.

SECTION 6.8 Use of Proceeds. The Borrower shall have (a) applied, concurrently with the making of the Additional Term A-3 Facility Loans, the proceeds of the Term A-3 Facility Loans to prepay existing Term A Facility Loans in an aggregate principal amount equal to the aggregate principal amount of the Term A-3 Facility Loans in accordance with Section 2.09 and Section 4.02 of the Credit Agreement, (b) applied, concurrently with the making of the Incremental Term A-3 Loans, the proceeds of the Incremental Term A-3 Loans to general corporate purposes, and (c) paid (i) all accrued and unpaid interest on the aggregate principal amount of the Term A Facility Loans so prepaid to, but not including, the Effective Date and (ii) all indemnities, cost reimbursements and other Obligations, if any, then due and owing to the Term A Facility Lenders and the Administrative Agent under the Credit Documents (prior to the effectiveness of this Third Amendment) and of which the Borrower has been notified in writing (accompanied by a reasonably detailed invoice) at least two (2) Business Days prior to the Effective Date.

SECTION 6.9 Pro Forma Compliance. Borrower shall be in compliance with the Financial Maintenance Covenants on a Pro Forma Basis as of the most recent Calculation Date (calculated in accordance with Section 2.12(b)(v) of the Credit Agreement) and the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower demonstrating the calculations thereof in reasonable detail.

ARTICLE VII

POST-CLOSING REQUIREMENTS

SECTION 7.1 Post-Closing Real Property. Borrower shall as soon as practicable, but not later than sixty (60) days after the Effective Date (or such later date as Administrative Agent may determine in its reasonable discretion), deliver or cause to be delivered to Collateral Agent the following items with respect to each Mortgaged Real Property, each in form and substance reasonably acceptable to Administrative Agent:

(a) an amendment to each Mortgage encumbering a Mortgaged Real Property to include the Term A-3 Facility Loans and the Incremental Term A-3 Loans in the obligations secured by such Mortgage (the “Mortgage Amendments”), each duly executed and delivered by an authorized officer of each Credit Party party thereto and in form suitable for filing and recording in all filing or recording offices that Administrative Agent may deem necessary or desirable unless Administrative Agent is satisfied in its reasonable discretion that Mortgage Amendments are not required in order to secure the applicable Credit Party’s obligations as modified hereby;

(b) a mortgage modification endorsement or local equivalent with respect to the Mortgaged Properties, each in form and substance reasonably satisfactory to Administrative Agent, or other endorsements acceptable to Administrative Agent; and

(c) with respect to each Mortgage Amendment, legal opinions, each of which shall be addressed to Administrative Agent, Collateral Agent and the Lenders, dated the effective date of such Mortgage Amendment and covering such matters as the Administrative Agent shall reasonably request in a manner customary for transactions of this type.

SECTION 7.2 Collateral Expenses. Borrower agrees to pay all fees, costs and expenses incurred in connection with the preparation, execution, filing and recordation of the Mortgage Amendments, including, without limitation, reasonable attorneys’ fees, title insurance premiums, filing and recording fees, title insurance company coordination fees, documentary stamp, mortgage and intangible taxes, if any, and title search charges and other charges incurred in connection with the recordation of the Mortgage Amendments and the other matters described in Section 7.1.

ARTICLE VIII

VALIDITY OF OBLIGATIONS AND LIENS

SECTION 8.1 Validity of Obligations. Borrower and each Guarantor acknowledges and agrees that, both before and after giving effect to this Third Amendment, Borrower and each Guarantor is, jointly and severally, indebted to the Lenders and the other Secured Parties for the Obligations (including the Obligations in respect of the Term A-3 Facility Loans and the Incremental Term A-3 Loans provided pursuant to this Third Amendment), without defense, counterclaim or offset of any kind. The Borrower and each Guarantor hereby ratifies and reaffirms the validity, enforceability and binding nature of such Obligations both before and after giving effect to this Third Amendment (except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity).

SECTION 8.2 Validity of Liens and Credit Documents. Borrower and each other Station Party hereby ratifies and reaffirms the validity and enforceability (except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity) of the Liens and security interests granted to Collateral Agent for the benefit of the Secured Parties to secure all of the Obligations (including the Obligations in respect of the Term A-3 Facility Loans and the Incremental Term A-3 Loans provided pursuant to this Third Amendment) by Borrower and each other Station Party pursuant to the Credit Documents to which any of Borrower or such other Station Party is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Third Amendment, and except as expressly amended by this Third Amendment, each such Credit Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects.

ARTICLE IX

MISCELLANEOUS

SECTION 9.1 Notice. For purposes of the Credit Agreement, the initial notice address of each Term A-3 Facility Lender and Incremental Term A-3 Lender (other than any Term A-3 Facility Lender or Incremental Term A-3 Lender that, immediately prior to the execution of this Third Amendment, is a “Lender” under the Credit Agreement) shall be as set forth below its signature to this Third Amendment.

SECTION 9.2 Amendment, Modification and Waiver. This Third Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of the Borrower and the Administrative Agent (acting at the direction of such Lenders as may be required under Section 13.04 of the Credit Agreement).

SECTION 9.3 Entire Agreement. This Third Amendment, the Credit Agreement and the other Credit Documents, constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION 9.4 GOVERNING LAW. THIS THIRD AMENDMENT, AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS THIRD AMENDMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.

SECTION 9.5 SUBMISSION TO JURISDICTION. EACH PARTY HERETO AGREES THAT SECTION 13.09(b) OF THE CREDIT AGREEMENT SHALL APPLY TO THIS THIRD AMENDMENT MUTATIS MUTANDIS.

SECTION 9.6 Severability. Wherever possible, each provision of this Third Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Third Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Third Amendment.

SECTION 9.7 Counterparts. This Third Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Third Amendment by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9.8 Lead Arranger and Bookrunner. The Borrower has appointed Deutsche Bank Securities Inc. to act as lead arranger and bookrunner for this Third Amendment. Anything herein to the contrary notwithstanding, the lead arranger or bookrunner shall have no powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, Collateral Agent, a Lender or a L/C Lender thereunder.

SECTION 9.9 Credit Document. This Third Amendment shall constitute a “Credit Document” as defined in the Credit Agreement.

SECTION 9.10 No Novation. This Third Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the priority of any Credit Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or the instruments, documents and agreements securing the same, which shall remain in full force and effect. Nothing in this Third Amendment shall be construed as a release or other discharge of the Borrower or any other Station Party from any of its obligations and liabilities under the Credit Agreement or the other Credit Documents.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be duly executed as of the day and year first above written, to be effective as of the Effective Date.

Borrower:

STATION CASINOS LLC

By:	/s/ Marc J. Falcone
Name:	Marc J. Falcone
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Consent to Third Amendment]

NP BOULDER LLC
NP CENTERLINE HOLDINGS LLC
NP DURANGO LLC
NP FIESTA LLC
NP INSPIRADA LLC
NP IP HOLDINGS LLC
NP LAKE MEAD LLC
NP MT. ROSE LLC
NP OPCO HOLDINGS LLC
NP OPCO LLC
NP PALACE LLC
NP RED ROCK LLC
NP RENO CONVENTION CENTER LLC
NP RANCHO LLC
NP SANTA FE LLC
NP SONOMA LAND HOLDINGS LLC
NP STEAMBOAT LLC
NP SUNSET LLC
NP TEXAS LLC
NP TOWN CENTER LLC
STATION GVR ACQUISITION, LLC

By:	/s/ Marc J. Falcone
Name:	Marc J. Falcone
Title:	Senior Vice President and Treasurer

[Signature Page to Consent to Third Amendment]

FERTITTA ENTERTAINMENT LLC
FE LANDCO MANAGEMENT LLC

By:	/s/ Marc J. Falcone
Name:	Marc J. Falcone
Title:	Authorized Signatory

[Signature Page to Second Amendment]

SC MADERA DEVELOPMENT, LLC
SC MADERA MANAGEMENT, LLC
SC MICHIGAN, LLC
SC SONOMA DEVELOPMENT, LLC
SC SONOMA MANAGEMENT, LLC

By:	/s/ Frank J. Fertitta III
Name:	Frank J. Fertitta III
Title:	President

[Signature Page to Second Amendment]

RRR PALMS LLC
FIESTA PARENTCO, L.L.C.
FP HOLDINGS, L.P.
FP HOLDCO, L.L.C.
FPIII, L.L.C.
PALMS PLACE, LLC
PPII HOLDINGS, L.L.C.
N-M VENTURES LLC
N-M VENTURES II LLC

By:	/s/ Marc J. Falcone
Name:	Marc J. Falcone
Title:	Authorized Signatory

[Signature Page to Second Amendment]

RED ROCK RESORTS, INC.

By:	/s/ Marc J. Falcone
Name:	Marc J. Falcone
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment]

STATION HOLDCO LLC

By:	/s/ Marc J. Falcone
Name:	Marc J. Falcone
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

[Signature Page to Consent to Third Amendment]

Acknowledged and Agreed by:

DEUTSCHE BANK AG CAYMAN ISLANDS

BRANCH, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Second Amendment]

[                         ],

as Term A-3 Facility Lender

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Term A-3 Facility Loan Commitment: $[            ]

Notice Information:

Address:

Telephone:

Fax:

Email:

[Signature Page to Second Amendment]

SUNTRUST BANK,

as Incremental Term A-3 Lender

By:
Name:
Title:

Notice Information:

Address:

Telephone:

Fax:

Email:

[Signature Page to Consent to Third Amendment]

SCHEDULE A

INCREMENTAL TERM A-3 LOAN COMMITMENTS

Name of Incremental Term A-3 Lender	Amount
SunTrust Bank	$50,000,000.00

Total:	$50,000,000.00